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                                                                    EXHIBIT 10.1

                             OAKHURST CAPITAL, INC.

                             1994 OMNIBUS STOCK PLAN

1. PURPOSE.

This Oakhurst Capital, Inc. 1994 Omnibus Stock Plan (the "PLAN") is intended to provide incentives (a) to the officers and other employees of Oakhurst Capital, Inc. (the "COMPANY"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "RELATED CORPORATIONS") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), granted hereunder ("ISO" or "ISOS"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("NON-QUALIFIED OPTION" or "NON-QUALIFIED Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock and restricted stock in the Company ("RESTRICTED STOCK"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "OPTION" and collectively as "OPTIONS". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

2. ADMINISTRATION OF THE PLAN.

(a) The Plan shall be administered by the Stock Plans Committee (the "COMMITTEE") of the Board of Directors of the Company (the "BOARD") which committee shall consist of at least two directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. Subject to ratification of the grant of each Option or award of stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, shall have the authority (i) to determine the employees of the Company and Related Corporations (from among the class of employees eligible under Paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted; (ii) to determine the time or times at which Options or Restricted Stock may be granted; (iii) to determine the option price of shares subject to each Option, which price shall not be less than the minimum specified in Paragraph 6, and the purchase price of Restricted Stock; (iv) to determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) to determine (subject to Paragraph
      7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) to determine whether restrictions, such as repurchase options, are to be imposed on shares subject to Options and Restricted Stock, and the nature of such restrictions, if any; and
      (vii) to interpret the Plan and prescribe and rescind rules and regulations relating to it. In the case of Restricted Stock subject to restrictions that lapse over time, the minimum period of such restriction must be three years, but if the restrictions lapse upon the achievement of a performance goal no such limitation shall apply. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

      regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

(b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

3. ELIGIBLE EMPLOYEES AND OTHERS.

ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

4. STOCK.

The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "COMMON STOCK"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 950,000, subject to adjustment as provided in Paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

5. GRANTS UNDER THE PLAN.

Options or Restricted Stock may be granted under the Plan at any time on or after April 29, 1994 and prior to the close of business on April 29, 2004. Any such grants of ISOs shall be subject to the receipt, within 12 months of April 29, 1994, of the approval of Stockholders as provided in Paragraph 17. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 15.

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

6. MINIMUM OPTION PRICE: ISO LIMITATIONS.

(a) The price per share specified in the agreement relating to each option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

(b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

(c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined on the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System or Small Cap Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System, the Nasdaq Small Cap Market or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7. OPTION DURATION.

Subject to earlier termination as provided in Paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in Paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Paragraph 15.

8. EXERCISE OF OPTIONS.

Subject to the provisions of Paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

(a) The Option shall either be fully exercisable on the date of grant or shall become exercisable in such installments as the Committee may specify.

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 15) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

9. TERMINATION OF EMPLOYMENT.

If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as provided in Paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate no later than after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, provided however, that to the extent that such ISOs (or unexercised installments thereof) are or have been converted into Non-Qualified Options pursuant to Paragraph 15, the Committee or an employment agreement relating to such optionee may provided for their continuation after termination of employment. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Option, the Committee may specify that it shall be subject to such termination or cancellation provisions as the Committee may determine, provided that in the case of ISOs such provisions do not conflict with the requirements for qualification as an ISO.

10. DEATH; DISABILITY; DISSOLUTION.

(a) If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death. The Committee may make such other or different provisions regarding ISOs that have been

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

      converted to Non-Qualified Options or that were originally issued as Non-Qualified Options as it may determine.

(b) If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the termination of the optionee's employment. The Committee may make such other or different provisions regarding ISOs that have been converted to Non-Qualified Options or that were originally issued as Non-Qualified Options as it may determine. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

(c) In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

11. ASSIGNABILITY.

No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

12. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. ADJUSTMENTS.

Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

(a) In the event shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

      such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

(b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of a fractional share, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

(c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(d) No fractional shares shall actually be issued under the Plan. Any fractional share which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for its fair market value, and the optionee shall receive from the Company cash in lieu of such fractional share.

(e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in Paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Paragraph 13, and subject to Paragraph 2, its determination shall be conclusive.

14. MEANS OF EXERCISING OPTIONS.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised (by grant date) and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less frequently than annually at no less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided

Rev. Jan. 13, 1998                                                   Page 6 of 9
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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

above in Paragraph 13 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates is issued.

15. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOS.

The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or, subject to Stockholder approval, reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

16. RESTRICTED STOCK.

Each Grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "RESTRICTED STOCK AGREEMENT") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "RESTRICTED PERIOD"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable
      (i) if the Participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

      the Stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the Stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

(c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time only as to the remaining shares, if any.

17. TERM AND AMENDMENT OF PLAN.

(a) The Plan was adopted by the Board on April 29, 1994, subject to approval of the Plan by the holders of a majority of the outstanding voting stock of the Company. The Plan shall expire at the close of business on April 29, 2004 (except as to Options and Restricted Stock outstanding on that date). Subject to the provisions of Paragraph 5 above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of Stockholder approval of the Plan. If the approval of Stockholders is not obtained by April 29, 1995, any grants of Options or Restricted Stock under the Plan made prior to that date will be rescinded.

(b) The Board may terminate or amend the Plan in any respect at any time subject to the provisions of Paragraph 17(c).

(c) Except as provided in the last sentence of Paragraph 17(a), in no event may action of the Board or Stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

18. APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

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           OAKHURST CAPITAL, INC. 1994 OMNIBUS STOCK PLAN - Continued

19. GOVERNMENTAL REGULATION.

The Company's obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20. WITHHOLDING OF ADDITIONAL INCOME TAXES.

The Company, in accordance with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in Paragraph 21) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

21. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "DISQUALIFYING DISPOSITION"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

22. COMPLIANCE WITH REGULATIONS. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), it is the Company's intent that transactions under this Plan comply with all applicable conditions of Rule 16b-3 under the 1934 Act (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. To the extent that any provision of the Plan or action by the plan administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the plan administrators.

23. GOVERNING LAWS; CONSTRUCTION.

The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of the State of Delaware. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

          Adopted by the Board of Directors this 29th day of April 1994
                    Approved by Stockholders on July 19, 1994
    Amended by the Board of Directors on July 19, 1994 and December 18, 1995
                    Approved by Stockholders on July 18, 1996
      Amended by the Board of Directors on July 18, 1997; January 13, 1998;
                             and December 18, 1998

Rev. Jan. 13, 1998                                                   Page 9 of 9

                             OAKHURST COMPANY, INC.

1994 OMNIBUS STOCK PLAN

INCENTIVE STOCK OPTION AGREEMENT

Grantee:

Grant Date:

Option Shares:

Option Price Per Share:

Date All Shares are Exercisable:

Last Day to Exercise Option:

This Option Agreement dated as of the Grant Date set forth above is made between Oakhurst Company, Inc. and you, , and evidences the Company's grant of an incentive stock option (the "Option") to purchase the number of Option Shares of the Company's Common Stock ($0.01 par value per share) set forth above at the Option Price Per Share set forth above pursuant to the terms and conditions of this Option Agreement and the option plan noted above (the "Plan").

A copy of the Plan is furnished to you with this Agreement unless you have already been given one. An additional copy may be obtained on request to the Secretary of the Company.

The terms of the Plan and any rules and regulations of the Stock Plans Committee of the Board of Directors of the Company (which administers the Plan) are incorporated in this Agreement as if fully set forth in it. In the case of any ambiguity or any conflict between the terms in this Option Agreement and the Plan, the provisions of the Plan shall govern:

1.    Exercisability.

      (a) The Option Shares shall become exercisable in four (4) substantially equal installments as follows:

            Option Shares from and after
            Option Shares from and after
            Option Shares from and after
            Option Shares from and after

      (b) You may purchase any one or more of the Option Shares that become exercisable on a given date from that date through and including the Last Day to Exercise Option, set forth above, unless this Option is sooner terminated as provided herein or in the Plan.

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2.    Exercises. For an exercise to be effective, the Company must receive from you:

      (a) A written notice signed by you stating the Option Grant Date and the number of Option Shares you wish to purchase; and

      (b) Payment for the Option Shares either (i) by personal, cashier's or certified check; or (ii) by the surrender of shares of the Company's Common Stock that have a fair market value (as defined in the Plan) on the date of exercise equal to the purchase price of the Option Shares being purchased, or a combination of both, all according to the rules and regulations relating to the Plan.

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               INCENTIVE STOCK OPTION AGREEMENT ( ) DATED - PAGE 2

3.    Issuance of Option Shares.

      (a) You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing such shares has been issued and delivered to you.

      (b) The Company will not be obligated to deliver a certificate for any Option Shares unless--

            (i) Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option Shares; and

            (ii) There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel.

4. Non-Transferability. Except as expressly otherwise provided in the Plan, this Option is exercisable only by you during your lifetime. In addition, this Option may not be assigned or transferred except by your will or according to the laws of descent and distribution in the absence of a will. This Option Agreement shall be binding upon your executors, administrators, beneficiaries and personal representatives.

5.    Termination of Employment.

      (a) Except in the event of your death or disability, this Option will terminate 60 days after your employment terminates.

      (b) If your employment terminates by reason of your death, this Option may be exercised, to the extent then exercisable, by your estate, personal representative or beneficiary at any time prior to the earlier of the specified expiration date or 180 days from the date of your death. If your employment terminates by reason of your disability, you may exercise this Option to the extent of the number of shares then exercisable at any time prior to the earlier of the specified expiration date or 180 days from the date of the termination of your employment.

6. Not an Employment Agreement. Nothing in this Option Agreement shall in any way affect your right to resign from the Company's employ or the Company's right to terminate your employment.

7. Adjustments. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price Per Share will be adjusted to account for any reorganization, merger, recapitalization, or the like that affects the Company's shares.

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               INCENTIVE STOCK OPTION AGREEMENT ( ) DATED - PAGE 2

In Witness Whereof, the parties have executed this Option Agreement as of the Grant Date set forth above.

OAKHURST COMPANY, INC.                            GRANTEE

BY: _______________________________ ___________________________________